SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 15, 2003

Date of Report (Date of earliest event reported)

Wabash National Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10883 (Commission File No.)	52-1375208 (IRS Employer Identification No.)

1000 Sagamore Parkway South, Lafayette, Indiana 47905

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(765) 771-5310

Not applicable

(Former name or former address, if changed since last report)

Exhibit Index on Page 4

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

	99.1	Written Statement of Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

Item 9.	Regulation FD Disclosure

                    In connection with the Annual Report of Wabash National Corporation (the “Company”) on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof, the Company filed with the Securities and Exchange Commission as correspondence the certificate required under 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002.

                    A copy of this certificate is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 15, 2003	WABASH NATIONAL CORPORATION By:/s/ Mark R. Holden Mark R. Holden Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Written Statement of Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)